UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

CROSS TIMBERS ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Texas	001-10982	75-6415930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company Trustee 3838 Oak Lawn Ave, Suite 1720
Dallas, Texas		75219-4518
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	CRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 18, 2026, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on September 30, 2026. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit 99.1	News Release dated September 18, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST
		By:	ARGENT TRUST COMPANY, TRUSTEE
Date:	September 18, 2026	By:	/s/ NANCY WILLIS
Nancy Willis
Director of Royalty Trust Services
EXXON MOBIL CORPORATION
		By:	/s/ DANIEL BATES
Daniel Bates
Unconventional Finance General Manager